UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   August 8, 2005
                                                        ------------------------

                             WESTPOINT STEVENS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-15381                                 36-3498354
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     (Commission File Number)              (IRS Employer Identification No.)

       507 West Tenth Street
         West Point, Georgia                           31833
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(Address of Principal Executive Offices)            (Zip Code)

                                 (706) 645-4000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

           The information required by this item is included in Item 2.01 of this Current Report and is incorporated herein by reference.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

           As previously disclosed, WestPoint Stevens Inc. and certain of its subsidiaries (collectively, the "Company") entered into an asset purchase agreement (the "Asset Purchase Agreement") with certain affiliates of American Real Estate Holding Limited Partnership (collectively, the "Purchaser") for the sale to the Purchaser of substantially all of the Company's assets (collectively, the "Assets"). Prior to the Closing referred to below, affiliates of the Purchaser owned approximately 40% of the debt under the Company's first lien credit facility and 51% of the debt under the Company's second lien credit facility. On July 8, 2005, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered an order approving the Asset Purchase Agreement and the sale of the Assets pursuant to section 363 of the United States Bankruptcy Code. On August 8, 2005, the Company and the Purchaser consummated the transactions contemplated by the Asset Purchase Agreement (the "Closing"). A copy of the Asset Purchase Agreement was previously filed as an exhibit to the Company's Form 8-K dated June 29, 2005.

           At the Closing, the Purchaser provided consideration for the Assets valued at approximately $703.5 million, as follows: (i) the payment in full of all outstanding indebtedness under the Company's debtor in possession credit agreement, dated as of June 5, 2003, as amended, among the Company and certain of its subsidiaries, Bank of America, N.A., Wachovia Bank, National Association and certain other lenders (the "DIP Credit Facility"); (ii) 35% of newly issued shares of common stock of the Company's parent entity (the "Parent Common Stock") for distribution to the lenders under the Company's first lien credit facility (the "First Lien Lenders"); (iii) subscription rights to acquire up to an additional 47.5% of Parent Common Stock (the "Subscription Rights") for an aggregate purchase price of $125 million for distribution to the First Lien Lenders and the lenders under the Company's second lien credit facility (the "Second Lien Lenders"); (iv) approximately $33.9 million in cash, deposited with the administrative agent under the DIP Credit Facility, as collateral for outstanding letter of credit obligations under the DIP Credit Facility; (v) the satisfaction of certain other secured claims which are senior to the first lien debt; (vi) the assumption of other specified liabilities of the Company, as set forth in the Asset Purchase Agreement; and (vii) $3 million in respect of wind-down costs.

           In connection with the Closing, affiliates of the Purchaser acquired 17.5% of the Parent Common Stock for a purchase price of $187 million, and agreed to purchase, at the rights offering exercise price, a number of shares of Parent Common Stock equal to the number of shares of Parent Common Stock with respect to which Subscription Rights have not been exercised by a specified date.

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
           In addition, in connection with the Closing, the DIP Credit Facility was terminated on August 8, 2005, and the lenders under the DIP Credit Facility were repaid approximately $92.5 million which was the total indebtedness owing by the borrowers to the lenders under the DIP Credit Facility. The Company is now in the process of winding down its estate, and will shortly be dissolved and liquidated without any distribution being made to the Company's stockholders.

           A copy of the Company's press release, dated August 8, 2005, announcing the Closing, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

           Effective upon the Closing, each of the directors and officers of the Company resigned from their respective positions at the Company. The officers of the Company, however, are continuing in substantially similar positions with the Purchaser. Mr. Lester D. Sears (age 56), the Company's Senior Vice President - Finance and Chief Financial Officer prior to his resignation, was appointed on August 8, 2005 by the Bankruptcy Court to act as a Responsible Officer of the Company and its debtor subsidiaries to oversee the wind-down of their estates. Prior to joining the Company in 2001, Mr. Sears was employed as Executive Vice President and Chief Financial Officer for Glenoit Corporation, a textile manufacturing company, from 1996. Mr. Sears was Executive Vice President and Chief Financial Officer for Perfect Fit Industries, Inc. where he was an Equity Partner from 1989 until 1996. Mr. Sears served as Controller of the Consumer Products Division of Springs Industries, Inc. from 1984 until 1989. Previously he served as a Certified Public Accountant with the independent accounting firm of Haskins & Sells (now Deloitte & Touche) for approximately three years.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        10.1 Asset Purchase Agreement, dated June 23, 2005, by and among WS Textile Co., Inc., New Textile One, Inc., New Textile Two, Inc., Textile Co., Inc., WestPoint Stevens Inc., WestPoint Stevens Inc. I, WestPoint Stevens Stores Inc., and J.P. Stevens Enterprises, Inc. (incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Commission on June 29, 2005)

        99.1        Press Release, dated August 8, 2005


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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Lester D. Sears
                                        ----------------------------------------
                                        Name:   Lester D. Sears
                                        Title:  Responsible Officer





Dated: August 9, 2005






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
                                  EXHIBIT INDEX


        Exhibit No.                   Description
        -----------                   -----------

         10.1 Asset Purchase Agreement, dated June 23, 2005, by and among WS Textile Co., Inc., New Textile One, Inc., New Textile Two, Inc., Textile Co., Inc., WestPoint Stevens Inc., WestPoint Stevens Inc. I, WestPoint Stevens Stores Inc., and J.P. Stevens Enterprises, Inc. (incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Commission on June 29, 2005)


         99.1       Press Release, dated August 8, 2005








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